                                                                   EXHIBIT 10.10


                FORM OF LETTER AGREEMENT WITH OFFICER OR DIRECTOR


November __, 2005

Harbor Acquisition Corporation
One Boston Place - Suite 3630
Boston, Massachusetts  02108

Ferris, Baker Watts, Incorporated
100 Light Street, 8th Floor
Baltimore, Maryland  21202

Re: INITIAL PUBLIC OFFERING

Gentlemen:

         The undersigned officer and stockholder of Harbor Acquisition Corporation ("COMPANY"), in consideration of Ferris, Baker Watts, Incorporated ("FBW") entering into a letter of intent ("LETTER OF INTENT") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

         1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of Company stock, including Insider Shares, IPO Shares and other shares of Common Stock of the Company owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

         2. The undersigned will escrow his Insider Shares until six months after the consummation of a Business Combination subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

         3. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("EFFECTIVE DATE") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind ("CLAIM") in or to any distribution of the Trust Fund (as defined in the Letter of Intent) with respect to his Insider Shares and waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

         4. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have, including, but not limited to, the undersigned's obligation to present business opportunities to the companies listed in EXHIBIT A.

         5. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to FBW that the business combination is fair to the Company's stockholders from a financial perspective.

         6. Neither the undersigned, any member of the family of the undersigned, or any affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.

         7. The undersigned agrees to be an Officer or Director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and FBW and attached hereto as EXHIBIT A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and FBW and annexed as EXHIBIT B hereto is true and accurate in all respects. The undersigned represents and warrants that:

         (a) he is not subject to or a respondent in any legal action for, any injunction cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

         (b)      he has never been convicted of or pleaded guilty to any crime
                  (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

         (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as an Officer or Director of the Company.

         9. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to FBW and its legal representatives or agents (including any investigative search firm retained by FBW) any information they may have about the undersigned's background and finances ("INFORMATION"), purely for the purposes of the Company's IPO (and shall thereafter hold such information confidential). Neither FBW nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

         If the foregoing terms and conditions are acceptable to you, kindly indicate your acceptance below, whereupon this letter shall be a binding legal agreement among us.


                                                    ---------------------------
                                                    Officer or Director



Accepted and agreed as aforesaid:

HARBOR ACQUISITION CORPORATION


By:
   --------------------------------
   David A. R. Dullum, President



FERRIS, BAKER WATTS, INCORPORATED


By:
   --------------------------------
   Duly Authorized

                                    EXHIBIT A

                        SCHEDULE FOR OFFICER OR DIRECTOR



             LEGAL NAME OF ENTITY                   POSITION
             --------------------                   --------



                        BIOGRAPHY OF OFFICER OR DIRECTOR

                                    EXHIBIT B

                                D&O QUESTIONNAIRE

                                  SEE ATTACHED